[Carlsbad, CA #1006]
[San Dimas, CA #1007]
[San Diego, CA #1008]
[San Juan Capistrano, CA #1009]
[Woodbridge, CT #1010]
[Baltimore, MD #1011]
[Dedham, MA #1012]
[Danvers, MA #1013]
[Paramus, NJ #1014]
[Arlington, VA #1015]
[Richmond, VA #1016]
[Charlotte, NC #1584]
[Tampa, FL #0224]
TENTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT
This TENTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (this “Amendment”) is dated as of June __, 2013 (the “Effective Date”), and is among HCP AUR1 CALIFORNIA A PACK, LLC, a Delaware limited liability company (“HCP California A Pack”), HCP AUR1 CALIFORNIA B PACK, LLC, a Delaware limited liability company (“HCP California B Pack”), HCP AUR1 CONNECTICUT, LLC, a Delaware limited liability company (“HCP Connecticut”), HCP AUR1 MARYLAND, LLC, a Delaware limited liability company (“HCP Maryland”), HCP AUR1 MASSACHUSETTS, LLC, a Delaware limited liability company (“HCP Massachusetts”), HCP AUR1 NEW JERSEY, LLC, a Delaware limited liability company (“HCP New Jersey”), HCP AUR1 VIRGINIA, LLC, a Delaware limited liability company (“HCP Virginia”), HCP, INC., a Maryland corporation (“HCP”), and HCPI TRUST, a Maryland real estate investment trust (“HCPI Trust”, and collectively with HCP California A Pack, HCP California B Pack, HCP Connecticut, HCP Maryland, HCP Massachusetts, HCP New Jersey, HCP Virginia and HCP, as their interests may appear, “Lessor”) and EMERITUS CORPORATION, a Washington corporation (“Lessee”).
RECITALS
A.Lessor is the “Lessor” and Lessee is the “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of August 22, 2008 (the “Original Master Lease”), as amended by that certain First Amendment to Master Lease and Security Agreement dated as of October 20, 2008 (the “First Amendment”), that certain Second Amendment to Master Lease and Security Agreement dated as of November 14, 2008 (the “Second Amendment”), that certain Third Amendment to Master Lease and Security Agreement dated as of December 1, 2008 (the “Third Amendment”), that certain Fourth Amendment to Master Lease and Security Agreement dated as of April 27, 2009 (the “Fourth Amendment”), that certain Fifth Amendment to Master Lease and Security Agreement dated as of February 15, 2010 (the “Fifth Amendment”), that certain Sixth Amendment to Master Lease and Security Agreement dated as of May 12, 2010 (the “Sixth

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Amendment”), that certain Seventh Amendment to Master Lease and Security Agreement dated as of November 15, 2010 (the “Seventh Amendment”), that certain Eighth Amendment to Master Lease and Security Agreement dated as of August 18, 2011 (the “Eighth Amendment”), and that certain Ninth Amendment to Master Lease and Security Agreement dated as of February 6, 2012 (the “Ninth Amendment”, and together with the Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment the Seventh Amendment, and the Eighth Amendment, collectively, the “Master Lease”). The Master Lease covers the Leased Property of thirteen (13) separate assisted-living, Alzheimer’s care and/or nursing care Facilities located in the States of California, Connecticut, Florida, Maryland, Massachusetts, New Jersey, North Carolina and Virginia, as more particularly described and defined in the Master Lease. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Master Lease.
B.    Lessor and Lessee desire to enter into this Amendment in order to, among other things, (i) terminate Lessee’s existing purchase option with respect to the Tampa Facility; and (ii) amend certain other terms of the Master Lease as more particularly described herein.
AMENDMENT
NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:
1.    Termination of Tampa Facility Purchase Option. Promptly following with the execution of this Tenth Amendment, Lessor shall pay to Lessee the sum of Six Million Fifty-Five Thousand, Three Hundred Thirty-Four and No/100 Dollars ($6,055,334.00) (the “Purchase Option Termination Payment”) by wire transfer to an account specified by Lessee. Upon receipt of the Purchase Option Termination Payment by Lessee, Lessee’s option to purchase the Tampa Facility as set forth in Section 35.1.2 of the Master Lease shall be terminated and replaced by a new option to purchase the Tampa Facility as provided in Section 2(e) herein. The effectiveness of the amendments contemplated by this Tenth Amendment shall be conditioned on the receipt by Lessee of the Purchase Option Termination Payment.
2.    Modifications to Terms of the Master Lease. Effective as of the later of the Effective Date and the receipt by Lessee of the Purchase Option Termination Payment (the “Tampa Facility Amendment Date”), the Master Lease shall be amended and supplemented in the following particulars:
(a)    Definitions.
(i)    New Definitions. Except as otherwise expressly provided or unless the context otherwise requires, for all purposes of the Master Lease, as hereby amended, the terms defined in this Section 2(a) shall have the meanings assigned to them as provided below and shall be added to Article II of the Original Master Lease (as the same may have been previously amended) to read in their entireties as follows:
“Tampa Facility Amendment Date”: As defined in Recital 2 to the Tenth Amendment to this Lease.
(ii)    Modifications to Existing Definitions. The following definitions appearing in Article II of the Master Lease shall be amended as follows:
(1)    Fixed Term. Subsection (b) of the definition of “Fixed Term” appearing in Article II of the Master Lease is hereby deleted and replaced with the following:
“(b) With respect to the Tampa Facility, the period of time commencing on the Tampa Facility Amendment Date and ending at 11:59pm local time at the Tampa Facility, on May 31, 2028, unless earlier terminated pursuant to the provisions hereof.”
(2)    Lessor’s Initial Investment. Clause (b) of the definition of “Lessor’s Initial Investment” appearing in Article II of the Master Lease is hereby deleted and replaced with the following:
“(b) the Tampa facility, an amount equal to Fourteen Million Eight Hundred Thousand and No/100 Dollars ($14,800,000.00).”
(3)    Allocated Minimum Purchase Price: Clause (c) of the definition of Allocated Minimum Purchase Price is hereby deleted and replaced with the following:
“(c) With respect to the Tampa Facility, at any given time, an amount equal to the sum of (i) Lessor’s Initial Investment with respect to such Facility, as increased each Lease Year with respect to such Facility by the greater of (A) Three Percent (3%) and (B) the applicable CPI Increase (in each case, cumulative and compounded), commencing upon the expiration of the first (1st) Lease Year of the Fixed Term, and upon the expiration of each Lease Year thereafter during the Term, plus (ii) the aggregate of all Capital Addition Costs paid, funded or accrued by Lessor for such Facility from and after the Tampa Facility Amendment Date as of the subject date, as increased each Lease Year by the greater of (A) Three Percent (3%) or (B) the applicable CPI Increase (in each case, cumulative and compounded), for each such payment, funding or accrual of any such Capital Addition Costs for such Facility, commencing upon the expiration of the Lease Year during which Lessor pays, funds or accrues any such Capital Addition Costs, and upon the expiration of each Lease Year thereafter during the Term.”

“Lessor and Lessee acknowledge and agree that the foregoing allocations are solely for purposes of implementing the provisions of Sections 5.2, 14.2, 15.1.4, 16.5 and 31.2 hereof. In addition, except for such Sections, the Purchase Option Price payable with respect to all of the Facilities (other than the Tampa Facility) hereunder is payable for all such Facilities as a single, integrated and indivisible economic unit, and that but for such integration, the Purchase Option Price payable for such Facilities under this Lease would have been computed on a different basis.”
(4)    Purchase Option Price. Subsection (b) of the definition of “Purchase Option Price” appearing in Article II of the Original Master Lease is hereby amended and restated to read, in its entirety, as follows:
“(b) With respect to the Tampa Facility, an amount equal to the greater of:”
“(i) the Fair Market Value of the Tampa Facility, less Fifty Percent (50%) of the amount arrived at by subtracting (A) the Minimum Purchase Price with respect to the Tampa Facility from (B) the Fair Market Value of the Tampa Facility; and”
“(ii) the Minimum Purchase Price with respect to the Tampa Facility.”
(5)    Tampa Option Exercise Notice. The defined term “Tampa Option Exercise Notice” is hereby deleted from Article II of the Master Lease.
(6)    Tampa Purchase Option Closing Date. The defined term “Tampa Option Closing Date” is hereby deleted from Article II of the Master Lease.
(b)    Minimum Rent for the Tampa Facility. Sections 3.1.1(c)(i)-(iii) of the Master Lease are hereby amended and restated to read, in their entireties, as follows:
“(c) Minimum Rent for the Tampa Facility. With respect to the Tampa Facility:
(i)    Subject to the upward adjustments as provided in clauses (ii) and (iii) below, for the period from the Tampa Facility Amendment Date, through the expiration of the first (1st) Lease Year following the Tampa Facility Amendment Date, with respect to the Tampa Facility, Lessee shall pay to Lessor as monthly “Allocated Minimum Rent” for the Tampa Facility an amount equal to Seventy-Eight Thousand Nine Hundred Thirty-Three and 35/100 Dollars ($78,933.34) per month (i.e., annual Allocated Minimum Rent equal to Nine Hundred Forty-Seven Thousand Two Hundred and 02/100 Dollars ($947,200.08)). The first monthly payment of Allocated Minimum Rent for the Tampa Facility, as amended by the Tenth Amendment to this Master Lease, shall be payable on the day that is the first day of the first full calendar month following the Tampa Facility Amendment Date (the “Tampa Rent Adjustment Date”) and, if the Tampa Facility Amendment Date is not the first day of the calendar month, such payment shall include an additional payment to take into account the increased rent owing for the period following the Tampa Facility Amendment Date but prior to the Tampa Rent Adjustment Date.
(ii)    Commencing upon the expiration of the first (1st) Lease Year following the Tampa Facility Amendment Date and upon the expiration of each Lease Year thereafter during the Fixed Term with respect to the Tampa Facility, the then current monthly Allocated Minimum Rent for the Tampa Facility for such Lease Year shall be increased by an amount equal to the greater of (i) the CPI Increase and (ii) Three Percent (3.0%), provided however, that in no event shall the monthly Allocated Minimum Rent in effect for the Tampa Facility after any such increase exceed One Hundred Six Percent (106%) of the monthly Allocated Minimum Rent in effect for the Tampa Facility immediately prior to such increase.
(iii)    Upon the commencement of the first (1st) Lease Year of each Extended Term for the Tampa Facility, if any, the initial monthly Allocated Minimum Rent for the Tampa Facility shall be equal to the greater of (a) the then current monthly Fair Market Rental for the Tampa Facility and (b) the monthly Allocated Minimum Rent payable for the Tampa Facility during the last Lease Year of the immediately preceding term, as increased by an amount equal to the greater of (i) the CPI Increase and (ii) Three Percent (3.0%) provided however, that in no event shall the monthly Allocated Minimum Rent in effect for the Tampa Facility after any such increase exceed One Hundred Six Percent (106%) of the monthly Allocated Minimum Rent in effect for the Tampa Facility immediately prior to such increase. Commencing upon the expiration of the first (1st) Lease Year of each Extended Term for the Tampa Facility, if any, and upon the expiration of each Lease Year thereafter during such Extended Term, the then-current monthly Allocated Minimum Rent for the Tampa Facility shall be adjusted by an amount equal to the greater of (i) the CPI Increase and (ii) Three Percent (3.0%), provided however, that in no event shall the monthly Allocated Minimum Rent in effect for the Tampa Facility after any such increase exceed One Hundred Six Percent (106%) of the monthly Allocated Minimum Rent in effect for the Tampa Facility immediately prior to such increase.”
(c)    Preservation of Facility Value.
(i)    Section 7.4.1 of the Master Lease is hereby amended by deleting the first sentence therein and replacing it with the following:
“During the Term with respect to each Facility and for a period of two (2) years thereafter, neither Lessee nor any of its Affiliates, directly or indirectly, shall operate, own, manage or have any interest in or otherwise participate in or receive revenues from any other facility or institution providing services or similar goods to those provided in connection with any Facility and the Primary Intended Use, in the case of each Facility other than the Tampa Facility, within a ten (10) mile radius outward from the outside boundary of the Leased Property of each such Facility, and in the case of the Tampa Facility, within a five (5) mile radius (the “Prohibited Area”).
(ii)    Section 7.4.1 is hereby further amended by adding the following after the last sentence therein:
“Notwithstanding the foregoing and solely as it relates to the Tampa Facility, in the event that at any time Lessee acquires an Excluded Facility in connection with such an acquisition of a portfolio of senior housing facilities in accordance with clause (b) herein, Lessor may, at Lessor’s election, require that Lessee or its applicable Affiliate sell, dispose of or cease to manage, or transfer the management of, as applicable, any facility acquired as part of such portfolio acquisition located within the Prohibited Area applicable to the Tampa Facility, to a non-Affiliate of Lessee within twenty-four (24) months of the consummation of such acquisition. Without limiting any of Lessor’s other rights and remedies hereunder, at law or in equity in respect thereof, in the event of a breach by Lessee under this Section 7.4 by virtue of the operation, ownership, or management of, or an ownership interest in, or the failure to sell, dispose of or cease to manage, or transfer the management of, as applicable, any facility lying within the Prohibited Area applicable to the Tampa Facility, then unless and until such Lessee or its applicable Affiliate sells, disposes of or ceases to manage, or transfers the management of, as directed by Lessor, such facility to a non-Affiliate of Lessee, then Lessee shall pay to Lessor each month as an Additional Charge under this Lease (in addition to Minimum Rent and all other Additional Charges payable hereunder) an amount equal to five percent (5%) of the gross revenue of such facility for such month (calculated as if such facility were a Facility). For the avoidance of doubt, Lessee shall not be in breach under this Section 7.4.1 by reason of any facility located within the Prohibited Area applicable to the Tampa Facility acquired as part of such portfolio acquisition permitted hereunder, and no such Additional Charge shall be due or payable with respect to any such facility, unless and until Lessee or its applicable Affiliate fails to sell, dispose of or cease to manage, or transfer the management of, such facility prior to the expiration of the twenty-four (24) month period described above following Lessor's election to require that Lessee or its applicable Affiliate dispose of such facility.”
(iii)    A new Section 7.4.4 is added to the Original Master Lease to read, in its entirety, as follows:
“Notwithstanding any provision of this Lease to the contrary, in the event that counsel or independent accountants for Lessor determine that there exists a material risk that any amounts due to Lessor under Section 7.4.1 would be treated as gross income for purposes of section 856 of the Code that is not described in section 856(c)(2) or 856(c)(3) of the Code, as applicable (such gross income, “Nonqualifying Income”) to Lessor (or its direct or indirect owner that is a REIT), the amount paid to Lessor pursuant to this Agreement in any taxable year of

Lessor shall not exceed the maximum amount that can be paid to Lessor in such year without causing Lessor (or its direct or indirect owner that is a REIT) to fail to meet the requirements applicable to REITs under the Code (the “REIT Requirements”) for such year, determined as if the payment of such amount were Nonqualifying Income. If the amount payable for any taxable year of Lessor under the preceding sentence is less than the amount that otherwise would be payable to Lessor pursuant to this Lease (the amount of such deficit, the “Expense Amount”), then: (A) Lessor shall deposit such Expense Amount in escrow with an escrow agent mutually satisfactory to Lessor and Lessee under an escrow agreement conforming to the terms of this paragraph; and (B) Lessor shall not be entitled to any such Expense Amount, unless and until Lessor delivers to the escrow agent, at the sole option of Lessor, (i) an opinion of Lessor’s tax counsel to the effect that such amount, if and to the extent paid, would not constitute Nonqualifying Income, (ii) a letter from Lessor’s independent accountants indicating the maximum amount that can be paid at that time to Lessor without causing Lessor (or its direct or indirect owner that is a REIT) to fail to meet the REIT Requirements for any relevant taxable year, in which case Lessor shall be paid such maximum amount, or (iii) a private letter ruling issued by the Internal Revenue Service indicating that the receipt of any Expense Amount hereunder will not cause Lessor (or its direct or indirect owner that is a REIT) to fail to satisfy the REIT Requirements. Lessee’s and escrow holder’s obligation to pay any Expense Amounts shall terminate ten (10) years from the Tampa Facility Amendment Date and, upon such date, the escrow holder shall remit any remaining funds in escrow to Lessee and Lessee shall have no obligation to make any further payments to Lessor with respect to such Expense Amounts notwithstanding that such Expense Amounts have not been paid as of such date. For all purposes of this Lease, (i) Lessor releases Lessee from any claims that may arise from actions taken by Lessee at the request of Lessor or its agent under this Section 7.4.4, and (ii) Lessor’s right to receive Expense Amounts shall be limited to the amounts in escrow and Lessee shall have no obligation to make any further payments to Lessor with respect to such Expense Amounts.”
(d)    Tampa Facility Renewal Option. Section 19.1 of the Master Lease is hereby amended to add the following to the end of the first paragraph therein:
“Notwithstanding the foregoing, Lessee’s right to renew the Term of this Lease with respect to the Tampa Facility shall be subject to confirmation by Lessor in its discretion that, after giving effect to such renewal, the aggregate remaining term of the Master Lease with respect to the Tampa Facility shall be less than or equal to Eighty Percent (80%) of the remaining useful life of the Tampa Facility.”
(e)    New Master Lease. A new Section 31.3 is hereby added to the Master Lease:

“Lessor shall have the right, exercisable in its discretion at any time during the Term by giving written notice thereof to Lessee, to require Lessee to execute and deliver an amendment to any other lease entered into by Lessor or any of its Affiliates and Lessee or any of its Affiliates (such other lease, the “Other Lease”), in either case such that the Leased Property and the facilities covered by the Other Lease (collectively, the “Other Leased Property”) are leased by Lessor and any applicable Affiliates to Lessee and any applicable Affiliates pursuant to a single, indivisible, integrated and unitary lease agreement and economic unit (a “New Master Lease”). The lease of the Leased Property and the Other Leased Property pursuant to a New Master Lease shall be upon the terms and conditions set forth in (i) this Lease with respect to the Leased Property and (ii) the Other Lease with respect to the Other Leased Property; provided, however, that the New Master Lease may include such reasonable changes to this Lease and the Other Lease as may be necessary to reflect the leasing of the Leased Property and the Other Leased Property pursuant to a single, indivisible, integrated and unitary lease agreement and economic unit. Effective as of the date of execution and delivery of a New Master Lease, this Lease shall be deemed to be amended and restated in its entirety by such New Master Lease; provided, however, that neither Lessee nor any Guarantor shall be released from any of the obligations of the Lessee hereunder or any Guarantor under a Guaranty occurring prior to such date.”
(f)    Lessee’s Option to Purchase the Tampa Facility. Section 35.1.2 of the Master Lease is hereby amended and restated in its entirety as follows:
“Lessee’s Option to Purchase the Tampa Facility. Provided no Event of Default, and no event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing hereunder, Lessee shall have the option to purchase the Leased Property of the Tampa Facility upon the expiration of the Fixed Term for such Facility at the applicable Purchase Option Price for such Facility. Lessee may exercise such option to purchase the Leased Property of the Tampa Facility by (a) opening an Escrow by depositing either (i) cash or (ii) a letter of credit from a financial institution in a form acceptable to Lessor, in the amount of the applicable Opening Deposit and a copy of this Lease with Escrow Holder, (b) giving written notice to Lessor of such deposit with Escrow Holder no earlier than fifteen (15) months and no later than twelve (12) months prior to the expiration of the Fixed Term for the Tampa Facility, and (c) if applicable, delivering to Lessor concurrent a reaffirmation of each Guaranty executed by the applicable Guarantor stating, in substance, that such Guarantors’ obligations under such Guaranty shall extend to the purchase contract formed by Lessor and Lessee upon proper and timely exercise of such option. If Lessee shall not be entitled to exercise such option (e.g., by reason of an Event of Default) or shall be entitled to exercise the same but shall fail to do so within the time and in the manner herein provided, such option shall lapse and thereafter not be exercisable by Lessee. No failure by Lessor to notify Lessee of any defect in any attempted exercise of the foregoing option shall be deemed a waiver by Lessor of the right to insist upon Lessee’s exercise of such option in strict accordance with the provisions hereof. In the event that Lessee shall properly and timely exercise such option, then such transaction shall be consummated on or within ten (10) days after the expiration of the Fixed Term for the Tampa Facility.”
3.    Reimbursement of Costs. Lessor’s actual out-of-pocket costs and expenses (including legal fees and expenses of counsel to Lessor) incurred in connection with the review, preparation, negotiation and documentation of this Amendment shall be reimbursed to Lessor by Lessee. Lessee shall remit payment to Lessor within ten (10) days after Lessor’s delivery of Lessor’s invoice therefor. Such reimbursement shall be deemed Rent under the Lease, as hereby amended. In the event that such estimated amount exceeds the actual costs and fees of Lessor, Lessor shall return such excess to Lessee.
4.    Representations and Warranties of Lessee. As of the Effective Date hereof, Lessee represents and warrants to the Lessor as follows:
(a)    Lessee is duly organized and validly existing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessee.
(b)    This Amendment has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by creditors rights, laws and general principles of equity.
(c)    Lessee is solvent, has timely and accurately filed all tax returns required to be filed by Lessee, and is not in default in the payment of any taxes levied or assessed against Lessee or any of its assets, or subject to any judgment, order, decree, rule or regulation of any governmental authority which would, in each case or in the aggregate, adversely affect Lessee’s condition, financial or otherwise, or Lessee’s prospects or the Leased Property.
(d)    No consent, approval or other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessee.
(e)    The execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a breach or violation of (A) any Legal Requirement applicable to Lessee or any Facility now in effect; (B) the organizational or charter documents of such party; (C) any judgment, order or decree of any governmental authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any obligation of Lessee.
5.    Full Force and Effect. Except as specifically set forth herein, the Lease shall remain in full force and effect.

6.    Reaffirmation of Master Lease and Treatment Thereof. Lessor and Lessee hereby acknowledge, agree and reaffirm that (a) except as otherwise expressly provided in the Master Lease, as hereby amended, the Master Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement, and (b) the Master Lease, as hereby amended, shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and Lessor shall be entitled to all of the benefits of ownership of the Leased Property, including depreciation for all federal, state and land tax purposes.
7.     Entire Agreement. The Lease, as hereby amended, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties hereto.
8.     Counterparts; Electronically Transmitted Signatures. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Signatures transmitted via facsimile or via email in Portable Document Format (.pdf) may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the document transmitted via facsimile or other electronic means.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LESSOR:
HCP AUR1 CALIFORNIA A PACK, LLC,
a Delaware limited liability company
HCP AUR1 CALIFORNIA B PACK, LLC,
a Delaware limited liability company
HCP AUR1 CONNECTICUT, LLC, a Delaware limited liability company
HCP AUR1 MARYLAND, LLC,
a Delaware limited liability company
HCP AUR1 MASSACHUSETTS, LLC,
a Delaware limited liability company
HCP AUR1 NEW JERSEY, LLC,
a Delaware limited liability company
HCP AUR1 VIRGINIA, LLC,
a Delaware limited liability company
By: HCP Partners, LP,
a Delaware limited partnership,
their member
   By: HCP GP Corp.,
a Delaware corporation,
its general partner

Witness: _/s/ Anne Nguyen______________ Name: Anne Nguyen	By:__/s/ Kendall K. Young_____________ Name: Kendall K. Young Title: Executive Vice President
Witness: /s/ Sumie Branch______________ Name: Sumie Branch
HCPI TRUST, a Maryland real estate investment trust
Witness: _/s/ Anne Nguyen______________ Name: Anne Nguyen	By:__/s/ Kendall K. Young_____________ Name: Kendall K. Young Title: Executive Vice President
Witness: /s/ Sumie Branch______________ Name: Sumie Branch

[Lessor Signature Page 1 of 1 to Tenth Amendment to Master Lease and Security Agreement]

LESSEE:
EMERITUS CORPORATION, a Washington corporation
Witness: _/s/ _Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
Witness: _/s/ Kimberly Bottemiller_________ Name: Kimberly Bottemiller

[Lessor Signature Page 1 of 1 to Tenth Amendment to Master Lease and Security Agreement]

[Lessor Signature Page 1 of 1 to Tenth Amendment to Master Lease and Security Agreement]

LESSEE:
EMERITUS CORPORATION, a Washington corporation
Witness: _/s/ _Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
Witness: _/s/ Kimberly Bottemiller_________ Name: Kimberly Bottemiller

State of Washington        )
)
County of King    )
I certify that I know or have satisfactory evidence that Eric Mendelsohn is the person who appeared before me, and said person acknowledged and he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the SVP of Corporate Development of Emeritus Corporation, a Washington corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED: June 13, 2013
/s/ Sarah E. Eisenhauer
Notary Signature
Sarah E. Eisenhauer

[SEAL]Print/Type Name Notary Public in and for the State of Washington, residing at Lynnwood	My appointment expires 10-19-15

[Lessor California Signature Page 1 of 4 to Tenth Amendment to Master Lease and Security Agreement]
[Carlsbad, California]

LESSEE:
EMERITUS CORPORATION, a Washington corporation
Witness: _/s/ _Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
Witness: _/s/ Kimberly Bottemiller_________ Name: Kimberly Bottemiller

State of Washington        )
    )
County of King    )
I certify that I know or have satisfactory evidence that Eric Mendelsohn is the person who appeared before me, and said person acknowledged and he/she signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the SVP of Corporate Development of Emeritus Corporation, a Washington corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED: June 13, 2013
/s/ Sarah E Eisenhauer
Notary Signature
[SEAL] Sarah E. Eisenhauer
Print/Type Name
Notary Public in and for the State of Washington,
residing at Lynnwood
My appointment expires 10-19-15

[Lessor California Signature Page 2 of 4 to Tenth Amendment to Master Lease and Security Agreement]
[San Juan Capistrano, California]

LESSEE:
EMERITUS CORPORATION, a Washington corporation
Witness: _/s/ _Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
Witness: _/s/ Kimberly Bottemiller_________ Name: Kimberly Bottemiller

State of Washington        )

    )

County of King    )
I certify that I know or have satisfactory evidence that Jim Hanson is the person who appeared before me, and said person acknowledged and he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the SVP & Controller of Emeritus Corporation, a Washington corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED: June 13, 2013
/s/ Sarah E. Eisenhauer
Notary Signature
[SEAL]
Sarah E. Eisenhauer
Print/Type Name
Notary Public in and for the State of Washington,
residing at Lynnwood
My appointment expires 10-19-15

[Lessor California Signature Page3 of 4 to Tenth Amendment to Master Lease and Security Agreement]
[San Dimas, California]

LESSEE:
EMERITUS CORPORATION, a Washington corporation
Witness: _/s/ _Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
Witness: _/s/ Kimberly Bottemiller_________ Name: Kimberly Bottemiller

State of Washington        )
    )
County of King    )
I certify that I know or have satisfactory evidence that Eric Mendelsohn is the person who appeared before me, and said person acknowledged and he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the SVP of Corporate Development of Emeritus Corporation, a Washington corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED: June 13, 2013
/s/ Sarah E. Eisenhauer
Notary Signature
[SEAL]
Sarah E. Eisenhauer
Print/Type Name
Notary Public in and for the State of Washington,
residing at Lynnwood     My appointment expires 10-19-15

[Lessor California Signature Page4 of 4 to Tenth Amendment to Master Lease and Security Agreement]
[Carmel Valley, California]